UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2022

REX AMERICAN RESOURCES CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-09097	31-1095548

(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

7720 Paragon Road Dayton, Ohio	45459

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (937) 276-3931

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered

Commons stock, $0.01 par value	REX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

The annual meeting of shareholders of the Company was held on June 16, 2022, at which the following matters were submitted to a vote of shareholders. The holders of 4,973,567 shares of the Company’s Common Stock entitled to vote were present in person or by proxy at the annual meeting. Final voting results are shown below.

1.	Election of eight directors. The shareholders elected each of the eight nominees to the Board of Directors for a one year term by a majority of votes cast.

Nominee	For	Against	Abstain	Broker Non-Votes
Stuart A. Rose	4,560,288	412,684	595	0
Zafar A. Rizvi	4,750,204	222,718	645	0
Edward M. Kress	4,445,764	527,208	595	0
David S. Harris	3,471,417	1,501,555	595	0
Charles A. Elcan	3,771,083	1,201,889	595	0
Mervyn L. Alphonso	3,383,121	1,558,270	32,176	0
Lee I. Fisher	4,357,111	615,437	1,019	0
Anne C. MacMillan	4,361,612	611,260	695	0

2.	Advisory vote on executive compensation.

For	Against	Abstain	Broker Non-Votes
4,872,700	98,777	2,090	0

Item 8.01 Other Events

On June 21, 2022, the Compensation Committee of the Board of Directors of REX American Resources Corporation (the “Company”) approved a revised form of Restricted Stock Award Agreement for awards of restricted Common Stock of the Company granted under the REX American Resources Corporation 2015 Incentive Plan (the “Plan”). A copy of the revised form of Restricted Stock Award Agreement is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

On June 21, 2022, the Board of Directors of the Company adopted resolutions declaring a three-for-one split of the Company’s Common Stock to be effectuated in the form of a 200% stock dividend, payable on August 5, 2022 to stockholders of record at the close of business on July 29, 2022. A copy of the press release issued by the Company on June 22, 2022 announcing the stock split is filed herewith as Exhibit 99.1 and incorporated herein by reference.

Pursuant to Rule 416(b) under the Securities Act of 1933, as amended, and the Company’s undertaking contained in Item 512(a)(1)(iii)(B) of Regulation S-K, the number of shares of the Company’s Common Stock covered by the Company’s Registration Statement on Form S-8 (Registration No. 333-205419) with respect to the Plan shall be deemed to cover an additional 894,928 shares of Common Stock that may be offered or issued under the Plan as a result of adjustments made by the Compensation Committee of the Board of Directors in the number of shares that may be issued under the Plan and outstanding awards under the Plan to prevent dilution by reason of the stock split to be effectuated in the form of a stock dividend referred to above.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits:

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description
10.1	Form of Restricted Stock Award Agreement under the REX American Resources Corporation 2015 Incentive Plan*
99.1	Press release issued by the Company on June 22, 2022*
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REX AMERICAN RESOURCES CORPORATION

Date: June 22, 2022	By:	/s/ DOUGLAS L. BRUGGEMAN
Name: Douglas L. Bruggeman

Title: Vice President - Finance, Chief Financial Officer and Treasurer